Exhibit 99.1

Li-Cycle Obtains Creditor Protection Under CCAA and Chapter 15

Company enters into $10.5 million debtor-in-possession financing facility (“DIP Facility”) term sheet with Glencore

Li-Cycle and Glencore agree to “stalking horse” credit bid of at least $40 million for certain of the Company’s subsidiaries and assets, and assumption of certain liabilities

Li-Cycle expects to commence a formal sale and investment solicitation process (“SISP”), which is a continuation of its efforts to seek buyers for its business or assets

TORONTO, Canada (May 14, 2025) – Li-Cycle Holdings Corp. (OTCQX: LICYF) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, today announced that the Company and its subsidiaries in North America (collectively, the “Li-Cycle Group”) have sought and obtained from the Ontario Superior Court of Justice (the “Court”) an order (the “Initial Order”) providing them with creditor protection pursuant to Canada’s Companies’ Creditors Arrangement Act (the “CCAA”). As part of the Initial Order, the Court ordered, among other things, a stay of proceedings in favor of the Li-Cycle Group for an initial period to and including May 22, 2025 (the “Stay Period”) and the appointment of Alvarez & Marsal Canada Inc. as monitor of the Li-Cycle Group during the CCAA proceedings (in such capacity, the “Monitor”) to assist the Company with its restructuring efforts and to report to the Court.

The Company’s U.S. subsidiaries (including Li-Cycle Inc., which owns the Company’s Spokes in Arizona, Alabama and New York, and Li-Cycle North America Hub, Inc., which owns the Company’s Rochester Hub project) have commenced proceedings before the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) under Chapter 15 of the U.S. Bankruptcy Code (“Chapter 15 Proceedings”) for recognition of the CCAA proceedings as a “foreign main proceeding.” The U.S. Bankruptcy Court has imposed a broad stay, for the benefit of the Company’s U.S. subsidiaries, barring the commencement of legal action, the enforcement of remedies, any act to obtain possession of their property in the United States or to exercise control over such property, and other similar conduct. As part of the CCAA proceedings, the Li-Cycle Group expects to conduct a court-supervised sale and investment solicitation process (the “SISP”), which will be a continuation of its previously disclosed efforts to seek buyers for its business or its assets.

The Li-Cycle Group has entered into a term sheet with an affiliate of Glencore Canada Corporation (“Glencore”), the Company’s largest secured creditor, for a DIP Facility. The DIP Facility consists of a credit facility of up to a maximum principal amount of $10.5 million which is expected to be used to finance Li-Cycle’s working capital requirements, including for the continued operation of its Germany Spoke, and to implement the restructuring contemplated in the CCAA proceedings, such as the pursuit of the SISP. The DIP Facility remains subject to approval by the CCAA Court.

Additionally, the Li-Cycle Group has entered into an equity and asset “stalking horse” purchase agreement (the “Stalking Horse Agreement”) with Glencore. Glencore has agreed to a “stalking horse” credit bid for at least $40 million for certain of Li-Cycle’s subsidiaries and assets, including its Arizona Spoke, Alabama Spoke, New York Spoke, Germany Spoke, Rochester Hub project, and its intellectual property, as well as assumption of certain of its liabilities. The Stalking Horse Agreement remains subject to approval by the CCAA Court.

The Company’s Germany Spoke is expected to have sufficient working capital (including through the DIP Facility) to continue operating during the CCAA proceedings. Li-Cycle is undertaking efforts to wind down certain of its European subsidiaries, with the exception of its operating businesses in Switzerland and Germany. The Company will also be winding down its subsidiaries in Asia.

As a result of the CCAA Proceedings, an event of default has occurred under Li-Cycle’s loan agreement with the U.S. Department of Energy (“DOE”). Li-Cycle has not drawn down any funds under the DOE loan facility, as the Company has not satisfied the conditions precedent for the first advance.

The CCAA Proceedings have also caused an event of default under the Company’s convertible notes, which are held by Glencore and Wood River Capital, LLC (“Wood River Capital”). Wood River Capital now would have, in the absence of the stay of proceedings, the right to require the redemption of its convertible notes. The event of default under the Company’s convertible notes held by Glencore has resulted in an automatic acceleration such that the principal, interest and any make-whole premium due thereunder have become immediately due and payable.

As previously disclosed, the Company has been actively reducing its cost structure and seeking financing and strategic alternatives to fund its business. However, following a thorough review and after careful consideration of all available alternatives and in consultation with legal and financial advisors, the Company’s Board of Directors, following receipt of the recommendation of the Company’s Special Committee of independent directors, determined that it was in the best interests of the Company to commence the CCAA proceedings, with a view to pursuing the SISP and implementing one or more transactions with respect to its business and assets.

The Company’s Board of Directors and management will remain responsible for the day-to-day operations of the Company under the general oversight of the Monitor during the CCAA proceedings.

The Initial Order provides the Company with, among other things, relief from certain reporting obligations under securities legislation. As a result of the commencement of Chapter 15 Proceedings, the Company will no longer qualify to trade on the OTCQX® Best Market and will be moved to the OTC Pink Markets effective May 15, 2025.

At the “comeback” hearing before the CCAA Court on May 22, 2025, the Li-Cycle Group intends to seek, among other things, approval of the DIP Facility, the SISP and the Stalking Horse Agreement as a “stalking horse” credit bid in the SISP and an extension of the Stay Period until a subsequent date to be determined.

Additional information regarding the CCAA proceedings is available on the Monitor’s website at https://www.alvarezandmarsal.com/LiCycle, or by calling Alvarez & Marsal at 1-844-864-9548, or by emailing at LiCycle@alvarezandmarsal.com. Documents relating to the restructuring process such as the Initial Order, the Monitor’s reports to the Court, as well as other Court orders and documents shall also be published and made available on the Monitor’s website.

About Li-Cycle Holdings Corp.

Li-Cycle (OTCQX: LICYF) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future.

Investors & Media

Investors: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include but are not limited to statements about: the expected court-supervised sale and investment solicitation process; the expected use of the DIP Facility; the expectation that the Company’s Germany Spoke will have sufficient working capital (including through the DIP Facility) to continue operating during the CCAA proceedings; Li-Cycle undertaking efforts to wind down certain of its European subsidiaries, with the exception of its operating businesses in Switzerland and Germany; the Company winding down its subsidiaries in Asia; the transfer of the quotation of the Company’s common shares to the OTC Pink Markets effective May 15, 2025; the terms of any resulting transactions with any such buyers of Li-Cycle’s business or its assets, including the Stalking Horse Agreement with Glencore; and what the Company intends to seek at the “comeback” hearing before the CCAA Court on May 22, 2025, including an extension of the Stay Period until a subsequent date to be determined. These statements are based on various assumptions, whether or not identified in this communication, including but not limited to assumptions regarding the working capital of the Company’s operating businesses in Switzerland and Germany. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle, and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the risks and uncertainties related to Li-Cycle’s business are described in greater detail in the section titled “Part I - Item 1A. Risk Factors” and “Part II - Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.

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